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EXHIBIT 10.1


                AMENDMENT NO. 1 TO THE 2006 EQUITY INCENTIVE PLAN


         RadNet, Inc. (the "Company") hereby amends its 2006 Equity Incentive Plan (the "Plan"), retroactively effective as of the Plan's original adoption, as follows:

         The second sentence of Section 3(b) of the Plan is hereby amended in its entirety to read as follows:

         Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3(b) shall (i) not apply to any Award that is not intended to qualify as "performance-based compensation" within the meaning of
Section 162(m) of the Code, or (ii) be subject to adjustment under Section 15 of the Plan only to the extent that such adjustment will not affect the status of any Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

                                    * * * * *

         The Company has caused this Amendment No. 1 to be signed on the date indicated below, to be effective as indicated above.

                                        RADNET, INC.


Dated:  _____________, 2008             By:
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                                        Its:
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